UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date  of  Report  (Date  of  earliest  event  reported)  April  4,  2001
                                                         ---------------




                            Gump  &  Company, Inc.
--------------------------------------------------------------------------------
          (Exact name of Registrant as  specified  in  charter)




       Delaware                    33-23316                  75-2256798
--------------------------------------------------------------------------------
(State  or  other  jurisdic-     (Commission              (IRS  Employer
 tion  of  incorporation)         File Number)            Identification #)




        192  Searidge  Court
          Shell  Beach,  CA                                       93449
--------------------------------------------------------------------------------
(Address  of  principal  executive  offices)                    (Zip Code)




Registrant's  telephone  number:  (805)773-5350
                                  -------------

ITEM  5.  OTHER  EVENTS.

     a) On April 4, 2001, Gump & Company, Inc. declared that effective April 16, 2001, the Company will effect on a one-for-ten reverse split of its common stock. The record date for the reverse stock split is April 16, 2001. All fractional shares will be increased to the next highest whole number of shares.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GUMP  &  COMPANY,  INC.



Date:  April 4, 2001                 By:_______________________________
                                        Mark  A.  DiSalvo,  President